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                                                                    Exhibit 10.3

                                   ASSIGNMENT

THE UNDERSIGNED, having been granted a transferable option (the "Option") to acquire for US$8,000,000 and 20% undiluted capital equity of the corporation, the exclusive right to the products developed by DSI Datotech Systems Inc. for the Banking and Financial Transaction market segment (all pursuant to a Financial Consulting Agreement dated February 28th, 2000 and attached hereto as Schedule "A" ) IN CONSIDERATION OF one dollar and other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged.

HEREBY ASSIGNS to Biometrics Security Inc., the said Option.

DATED IN Barbados this 1st August 2000.


/s/ Ian Phillips
-------------------------
GRT International Limited
Director

Notice of the Assignment herein contained is acknowledged this 1st day of August, 2000.

DSI Datotech Systems Inc.

Per:


/s/ Edward C. Pardiak
-------------------------
Authorized Signatory